Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,150,000,064.00
Previously Paid Amount	0.00
Total Fee Amount	176,065.01
Total Offset Amount	0.00
Net Fee	$ 176,065.01
Final Prospectus	false